                                 THE ARBOR FUND
                        California Tax Exempt Portfolio
          Proxy for Special Meeting of Shareholders, February 22, 1996

            The undersigned Shareholder(s) of the California Tax Exempt Portfolio (the "Portfolio") of The Arbor Fund (the "Trust") hereby appoint(s) David G. Lee and Todd B. Cipperman and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on February 22, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

     This proxy is solicited on behalf of the Board of Trustees of the Trust and will be voted "FOR" the proposal unless otherwise indicated.

  Proposal 1:  Proposal to approve the selection of PNC Institutional Management
               Corporation ("PIMC") as the Investment Adviser for the California Tax Exempt Portfolio, and to approve a new Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

                  [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


       In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

       The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

       Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                      Dated: _____________1996

                                      _________________________________________
                                      Signature

                                      _________________________________________
                                      Signature

  All properly executed proxies will be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR Proposal 1.

  Please date, sign and return promptly.

                                 THE ARBOR FUND
                        Institutional Tax Free Portfolio
          Proxy for Special Meeting of Shareholders, February 22, 1996

       The undersigned Shareholder(s) of the Institutional Tax Free Portfolio (the "Portfolio") of The Arbor Fund (the "Trust") hereby appoint(s) David G. Lee and Todd B. Cipperman and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on February 22, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

     This proxy is solicited on behalf of the Board of Trustees of the Trust and will be voted "FOR" the proposal unless otherwise indicated.

  Proposal 2: Proposal to approve the selection of PNC Institutional Management
              Corporation ("PIMC") as the Investment Adviser for the Institutional Tax Free Portfolio, and to approve a new Investment Advisory Agreement relating to the Portfolio between the Trust and PIMC.

                  [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


       In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

       The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

       Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                      Dated: _____________1996

                                      _________________________________________
                                      Signature

                                      _________________________________________
                                      Signature

  All properly executed proxies will be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR Proposal 2.

  Please date, sign and return promptly.